Somerset Valley Bank Deferred Compensation Plan


                              SOMERSET VALLEY BANK

                           Deferred Compensation Plan

THIS AGREEMENT made this first day of January 1, 2000 by and between SOMERSET VALLEY BANK, with its principal offices located at 58-72 East Main Street, The Hamon Building, Somerville, New Jersey 08876 (herein referred to as the "Bank"), and ROBERT P. CORCORAN residing at 12 Harvest Court, Flemington, New Jersey, 08822 (herein referred to as the "Executive").

                                WITNESSETH THAT:

WHEREAS, the Executive is employed by the Bank; and

WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Executive and wishes to encourage his continued employment; and

WHEREAS, the Executive wishes to be assured that he will be entitled to a certain amount of compensation for some definite period of time from and after his retirement from active service with the Bank, or other termination of such employment whether by reason of his death or otherwise; and

WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Executive or his family after his retirement or such termination of his employment;

NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

1. In consideration of the Executive's remaining in its employ, the Bank agrees that the Bank shall thereafter pay the Executive the sum of $70,000 per annum (the "benefit") for a period of ten (10) years from and after the occurrence of an event entitling the Executive to payments hereunder, payable in equal monthly installments, commencing with the first day of the first month following the occurrence of such event.

2. The benefit payable hereunder shall be paid to each Executive, or applicable Beneficiary designated by or for such Executive, on account of any of the following events: (a) termination of employment; (b) death; (c) retirement; (d) disability; or (e) an approved financial hardship due to an unforeseeable emergency.

(A)      TERMINATION OF EMPLOYMENT.
         If an Executive terminates his relationship with the Bank, or is terminated without cause, before the commencement of Retirement and not due to a disability, the benefit shall continue to defer until Retirement.

(B)      DEATH BENEFITS.
         If an Executive dies before the termination of his relationship with the Bank and before Retirement and the Executive was not previously disabled, the participant's then named beneficiary shall be paid the benefit payable in accordance with Paragraph 1.

         Upon the death of an Executive after the commencement of Retirement or receipt of Disability Retirement benefits, but before the Executive has received all payments under the Plan, the remaining payments shall continue to the person or persons designated in the last designation of beneficiary form received by the Bank from the Executive prior to the Executive's death.

(C)      RETIREMENT.
         At Retirement, an Executive shall be entitled to receive payments under the Plan, provided that the Executive ceases to provide services as an employee to the Bank after such date. "Retirement" shall be defined as age sixty-five (65), of which the Board may adjust annually as it sees fit. A change in the age of retirement shall not be effective until the calendar year following such change and will not be effective if the Executive has commenced payments herein.

(D)      DISABILITY.
         The Executive shall be entitled to receive payments hereunder prior to Retirement, if the Executive becomes eligible to receive and actually commences receipt of benefit payments under the Bank's Group Long Term Disability Insurance Policy. If the Executive is not covered under the Policy, a determination as to whether the Executive can no longer perform duties required of an Executive because of ill health, accident, or general inability because of age of the Executive shall be made by a duly licensed physician selected by the Bank. Should it be determined that the Executive is rendered totally or permanently unable to perform in accordance with the terms and conditions of the Executive's contract with the Bank and the contract is terminated, the Bank shall immediately commence payment of benefits to the Executive in accordance with Paragraph 1.

(E)      UNFORESEEABLE EMERGENCY.
         An unforeseeable emergency means a severe financial hardship to the Executive resulting from a sudden and unexpected illness or accident of the Executive or of a dependent of the Executive, loss of the Executive's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Executive. The circumstances that constitute an "Unforeseeable Emergency" would depend upon the facts of each case, but, in any case, payment may not be made in the event that such hardship is or may be relieved (1) through reimbursement or compensation by insurance or otherwise, or (2) liquidation of the Executive's assets, to the extent that liquidation of such assets would not itself cause severe financial hardship. The need to send a Executive's child to college or the desire to purchase a home shall not be construed as an Unforeseeable Emergency.

         An Executive may request a distribution due to an Unforeseeable Emergency by submitting a written request to the Bank accompanied by evidence to demonstrate that the circumstances being

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
         experienced qualify as an Unforeseeable Emergency. The Bank shall have the authority to require such evidence as it deems necessary to determine if a distribution is warranted. If an application for a hardship distribution due to an Unforeseeable Emergency is approved, the distribution shall be limited to both the amount sufficient to meet the emergency and the Executive's accrued account balance. The allowable distribution shall be payable in a method determined by the Bank as soon as possible after approval of such distribution.

         Distributions made for an Unforeseeable Emergency will directly reduce the benefit on a proportionate basis over the payment period.

         An Executive who has commenced receiving benefits under the Plan may request acceleration of such payments in the event of an Unforeseeable Emergency. The Bank may permit accelerated payments to the extent such accelerated payment does not exceed the amount necessary to meet the emergency.

3. In consideration of the foregoing agreements of the Bank and of the payments to be made by the Bank pursuant thereto, the Executive hereby agrees that, so long as he remains in the active employ of the Bank, he will devote substantially all of his time, skill, diligence and attention to the business of the Bank, and will not actively engage, either directly or indirectly, in any business or other activity which is or may be deemed to be in any way competitive with or adverse to the best interests of the business of the Bank.

4. a. Nothing contained in this Agreement, and no action taken pursuant to its provisions by either party hereto shall create, or be construed to create, a trust of any kind, or a fiduciary relationship between the Bank and the Executive, his designated beneficiary, other beneficiaries of the Executive or any other person.

         b. The payments to the Executive or his designated beneficiary or any other beneficiary hereunder shall be made from assets which shall continue, for all purposes, to be a part of the general assets of the Bank, and no person shall have, by virtue of the provisions of this Agreement, any interest in such assets. To the extent that any person acquires a right to receive payments from the Bank under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Bank.

5. In the event that, in its discretion, the Bank purchases an insurance policy or policies insuring the life of the Executive to allow the Bank to recover the cost of providing the benefits, in whole, or in part, hereunder, neither the Executive, his designated beneficiary nor any other beneficiary shall have any rights whatsoever therein; the Bank shall be the sole owner and beneficiary thereof and shall possess and may exercise all incidents of ownership therein.

6. Nothing contained herein shall be construed to be a contract of employment for any term of years, nor as conferring upon the Executive the right to continue in the employ of the Bank in any capacity. It is expressly understood by the parties hereto that this Agreement relates exclusively to additional

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
     compensation for the Executive's services, payable after termination of his employment with the Bank, and is not intended to be an employment contract.

7. Neither the Executive, his spouse, nor any other beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable hereunder, nor shall such amounts be subject to seizure by any creditor of any such beneficiary, by a proceeding at law or in equity, and no such benefit shall be transferable by operation of law in the event of bankruptcy, insolvency or death of the Executive, his spouse, or any other beneficiary hereunder. Any such attempted assignment or transfer shall be void and shall terminate this Agreement, and the Bank shall thereupon have no further liability hereunder.

8. a. The Bank is hereby designated as the named fiduciary under this Agreement. The named fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement.

              b. The Bank shall make all determinations as to rights to benefits under this Agreement. Any decision by the Bank denying a claim by the Executive or his beneficiary for benefits under this Agreement shall be stated in writing and delivered or mailed to the Executive or such beneficiary. Such decision shall set forth the specific reasons for the denial, written to the best of the Bank's ability in a manner that may be understood without legal or actuarial counsel. In addition, the Bank shall afford a reasonable able opportunity to the Executive or such beneficiary for a full and fair review of the decision denying such claim.

              c. Subject to the foregoing, the Board of Directors of the Bank shall have full power and authority to interpret, construe and administer this Agreement. The interpretation and construction of this Agreement by the Board of Directors of the Bank, and any action taken thereunder, shall be binding and conclusive upon all parties in interest. No member of the Board of Directors of the Bank shall, in any event, be liable to any person for any action taken or omitted to be taken in connection with the interpretation, construction or administration of this Agreement, so long as such action or omission to act be made in good faith.

9. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

10. This Agreement shall be binding upon and inure to the benefit of the Bank and its successors and assigns, and the Executive, his successors, assigns, heirs, executors, administrators and beneficiaries.

11. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Bank. The date of such mailing shall be deemed the date of notice, consent or demand.

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
12. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of New Jersey.

IN WITNESS WHEREOF, the Bank has caused this Agreement to be executed by its duly authorized officers and Executive has hereunto set his hand and seal as of the date first above written.

                                                SOMERSET VALLEY BANK

                                                By /s/John K. Kitchen
                                                   ------------------
                                                   John K. Kitchen
                                                   Chairman

ATTEST:
/s/Bedzaida Rodriguez
---------------------
Bedzaida Rodriguez
Assistant Secretary
                                                   /s/Robert P. Corcoran
                                                   ---------------------
                                                   Robert P. Corcoran


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
                 Somerset Valley Bank Deferred Compensation Plan

                                   Page 5 of 5

                              SOMERSET VALLEY BANK

                           Deferred Compensation Plan

THIS AGREEMENT made this first day of January 1, 2000 by and between SOMERSET VALLEY BANK, with its principal offices located at 58-72 East Main Street, The Hamon Building, Somerville, New Jersey 08876 (herein referred to as the "Bank"), and ARTHUR E. BRATTLOF residing at 9 Steeple Chase Court, Bedminster, New Jersey, 07921 (herein referred to as the "Executive").

                                WITNESSETH THAT:

In consideration of the agreements hereinafter contained the parties hereto agree as follows:

1. The Bank agrees to employ the Executive and the Executive agrees to serve the Bank in such capacity as the Board of Directors of the Bank (the "Board") may designate from time to time, beginning from the date of this agreement and continuing until terminated by either party on at least 90 days prior written notice to the other.

2. During the term of his employment, the Executive shall devote all of his time, attention skill and efforts to the performance of his duties for the Bank.

3. The Bank shall pay the Executive, during the term of his employment hereunder, such salary payable monthly as the Board may from time to time determine, together with deferred compensation payable as provided in paragraph 5 below, unless forfeited by the occurrence of any of the events of forfeiture specified in paragraph 7, below.

4. (a) The Bank shall credit to a book reserve to a Deferred Compensation Account (the "Account") established for this purpose, $27,000 on the last day of December, 1999, and on the last day of December each year thereafter continuing until the Executive's retirement. "Retirement" shall be defined as age sixty-five (65), of which the Board may adjust annually as it sees fit. A change in the age of retirement shall not be effective until the calendar year following such change.

         (b) Any such funds so credited to the Account may be kept in cash or invested and reinvested in mutual funds, stocks, bonds, securities or any other assets as may be selected by the Board in its discretion. In the exercise of the foregoing discretionary investment powers, the Board may engage investment counsel and, if it so desires, may delegate to such counsel full or limited authority to select the assets in which the funds are to be invested.

         (c) The Bank agrees to credit a fixed rate of interest equal to 7%, compounded at least monthly, to the Executive's Account. Such interest rate may be adjusted annually as the Board shall determine.

(d) Title to and beneficial ownership of any assets, whether cash or investments which the Bank may earmark to pay the contingent deferred compensation hereunder, shall at all times remain in the Bank and the Executive and his designated beneficiary shall not have any property interest whatsoever in any specific assets of the Bank.

5. The benefits to be paid as deferred compensation (unless they are forfeited by the occurrence of any of the events of forfeiture specified in paragraph 7, below) are as follows:

         TERMINATION PRIOR TO RETIREMENT

(a) If the Executive's employment hereunder is terminated for any reason other than death and disability before the Executive shall have reached retirement, then the Executive shall receive the Account in 10 annual installments, said installments to be adjusted annually in accordance with paragraph 5(b). Notwithstanding the foregoing, if before reaching retirement the Executive should die, or if before reaching retirement the Executive should become disabled, then payments shall be made in the same manner and to the same extent as set forth in paragraph 5(e) and 5(f), respectively.

         RETIREMENT

(b) In the calendar year prior to reaching retirement, the Executive shall have the option either to receive the full value of the Account in one lump sum or to receive the Account in 10 annual installments in an amount equal to the fair market value of the assets in the Account as of such date. If the Executive fails to make a timely election, he will receive the Account in 10 annual installments in accordance with the provisions contained herein.

         Notwithstanding anything to the contrary, if the Executive chooses to receive annual payments the total amount payable to the Executive shall be appropriately increased or decreased as the case may be, but not more than semi-annually, to reflect the appreciation or depreciation in value and the net income or loss on the funds which remain invested in the Account.

         DEATH OR DISABILITY

(c) If the Executive's employment is terminated because of disability or death before any payments from the Account have been made, then the Bank shall pay in one lump sum an amount equal to the fair market value of the assets in the Account as of such date, to the Executive (in the event of his disability) or his designated beneficiary (in the event of his death).

         If the Executive is receiving payments and should die before a total of 10 annual payments are made by the Bank, then the remaining value of the Account shall be determined as of the date of the death and shall be paid as promptly as possible in one lump sum to the Executive's then designated beneficiary.

         If the Executive is receiving payments and should become disabled before a total of 10 annual payments are made by the Bank, then said payments shall continue and be adjusted until all payments have been made in accordance with paragraph 5(b).

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
         The beneficiary referred to in this paragraph may be designated or changed by the Executive (without the consent of any prior beneficiary) on a form provided by the Bank and delivered to the Bank before his death. If no such beneficiary shall have been designated, or if no designated beneficiary shall survive the Executive, the lump sum payable under paragraph 5(c) shall be payable to the Executive's estate.

         The Executive shall be deemed to have become disabled for purposes of paragraph 5(c) if said Executive is deemed disabled under the Bank's group long-term disability plan (if any) or if the Board shall find on the basis of medical evidence satisfactory to the Board that the Executive is totally disabled, mentally or physically, so as to be prevented from engaging in further employment by the Bank and that such disability will be permanent and continuous during the remainder of his life.

         UNFORESEEABLE EMERGENCY

(d) The Executive may request a distribution due to an Unforeseeable Emergency by submitting a written request to the Bank accompanied by evidence to demonstrate that the circumstances being experienced qualify as an Unforeseeable Emergency. The Bank shall have the authority to require such evidence as it deems necessary to determine if a distribution is warranted. If an application for a hardship distribution due to an Unforeseeable Emergency is approved, the distribution shall be limited to both the amount sufficient to meet the emergency and the Executive's accrued account balance. The allowable distribution shall be payable in a method determined by the Bank as soon as possible after approval of such distribution.

         An Executive who has commenced receiving benefits under the Plan may request acceleration of such payments in the event of an Unforeseeable Emergency. The Bank may permit accelerated payments to the extent such accelerated payment does not exceed the amount necessary to meet the emergency.

         An "Unforeseeable Emergency" means a severe financial hardship to the Executive resulting from a sudden and unexpected illness or accident of the Executive or of a dependent of the Executive, loss of the Executive's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Executive. The circumstances that constitute an "Unforeseeable Emergency" would depend upon the facts of each case, but, in any case, payment may not be made in the event that such hardship is or may be relieved (1) through reimbursement or compensation by insurance or otherwise, or (2) liquidation of the Executive's assets, to the extent that liquidation of such assets would not itself cause severe financial hardship. The need to send a Participant's child to college or the desire to purchase a home shall not be construed as an Unforeseeable Emergency.

6. The Installment payments to be made to the Executive under paragraphs 5(a) and 5(c) shall commence on the first day of the month next following the date of the termination of his employment. The installment payments to be made to the designated beneficiary under the provisions of paragraph 5 shall commence on a date to be selected by the Bank but within six months from the date of death of the Executive.

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
     Notwithstanding anything herein contained to the contrary, the Board shall have the right in its sole discretion to vary or adjust the manner and timing of installment distributions provided in this paragraph and may make such distributions in lump sums or over a shorter or longer period of time than 10 years as it may find appropriate, so long as such variation or adjustment does not impose a hardship upon the Executive or his designated beneficiary.

7. Nothing contained in this Agreement and no action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Executive, his designated beneficiary or any other person. Any funds which may be invested under the provisions of this Agreement shall continue for all purposes to be a part of the general funds of the Bank and no person other than the Bank shall by virtue of the provisions of this Agreement have any interest in such funds. To the extent that any person acquires a right to receive payments from the Bank under this agreement, such right shall be no greater than the right of any unsecured general creditor of the Bank.

8. Notwithstanding anything herein contained to the contrary, no payment of any unpaid installments of deferred compensation shall be made and all rights under the Agreement of the Executive, his designated beneficiary, executors of administrators, or any other person, to receive payments thereof shall be forfeited if the Executive shall engage in any activity or conduct which is illegal or, in the opinion of the Board, is inimical to the best interests of the Bank.

9. The right of the Executive or any other person to the payment of deferred compensation or other benefits under this Agreement shall not be assigned, transferred, pledged or encumbered except by will or by the laws of descent and distribution.

10. If the Board shall find that any person to whom any payment is payable under this Agreement is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Board to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Board may determine. Any such payment shall be a complete discharge of the liabilities of the Bank under this agreement.

11. Nothing contained herein shall be construed as conferring upon the Executive the right to continue in the employ of the Bank as an executive or in any other capacity.

12. Any deferred compensation payable under this Agreement shall not be deemed salary or other compensation to the Executive for the purpose of computing benefits to which he may be entitled under any pension plan or other arrangement of the Bank for the benefit of its employees.

13. The Board shall have full power and authority to interpret, construe, and administer this Agreement and the Board's interpretations and construction thereof, and actions thereunder, including any valuation of the Account, or the amount or recipient of the payment to be made therefrom, shall be binding and conclusive on all persons for all purposes. No member of the Board shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement unless attributable to his own willful misconduct or lack of good faith.


14. This agreement shall be binding upon and inure to the benefit of the Bank, its successors and assigns, and the Executive and his heirs, executors, administrators, and legal representatives.

15. This Agreement shall be construed in accordance with and governed by the law of the State of New Jersey.

IN WITNESS WHEREOF, the Bank has caused this Agreement to be executed by its duly authorized officers and Executive has hereunto set his hand and seal as of the date first above written.

                                                     SOMERSET VALLEY BANK

                                                     By  /s/John K. Kitchen
                                                         ------------------
                                                         John K. Kitchen
                                                         Chairman

ATTEST:
/s/Bedzaida Rodriguez
---------------------
Bedzaida Rodriguez
Assistant Secretary
                                                         /s/Arthur E. Brattlof
                                                         ---------------------
                                                         Arthur E. Brattlof

                 Somerset Valley Bank Deferred Compensation Plan


                              SOMERSET VALLEY BANK

                           Deferred Compensation Plan

THIS AGREEMENT made this first day of January 1, 2000 by and between SOMERSET VALLEY BANK, with its principal offices located at 58-72 East Main Street, The Hamon Building, Somerville, New Jersey 08876 (herein referred to as the "Bank"), and KEITH B. MCCARTHY residing at 501 Red School Lane, Phillipsburg, New Jersey, 08865 (herein referred to as the "Executive").

                                WITNESSETH THAT:

In consideration of the agreements hereinafter contained the parties hereto agree as follows:

1. The Bank agrees to employ the Executive and the Executive agrees to serve the Bank in such capacity as the Board of Directors of the Bank (the "Board") may designate from time to time, beginning from the date of this agreement and continuing until terminated by either party on at least 90 days prior written notice to the other.

2. During the term of his employment, the Executive shall devote all of his time, attention skill and efforts to the performance of his duties for the Bank.

3. The Bank shall pay the Executive, during the term of his employment hereunder, such salary payable monthly as the Board may from time to time determine, together with deferred compensation payable as provided in paragraph 5 below, unless forfeited by the occurrence of any of the events of forfeiture specified in paragraph 7, below.

4. (a) The Bank shall credit to a book reserve to a Deferred Compensation Account (the "Account") established for this purpose, $6,700 on the last day of December, 1999, and on the last day of December each year thereafter continuing until the Executive's retirement. "Retirement" shall be defined as age sixty-five (65), of which the Board may adjust annually as it sees fit. A change in the age of retirement shall not be effective until the calendar year following such change.

         (b) Any such funds so credited to the Account may be kept in cash or invested and reinvested in mutual funds, stocks, bonds, securities or any other assets as may be selected by the Board in its discretion. In the exercise of the foregoing discretionary investment powers, the Board may engage investment counsel and, if it so desires, may delegate to such counsel full or limited authority to select the assets in which the funds are to be invested.

         (c) The Bank agrees to credit a fixed rate of interest equal to 7%, compounded at least monthly, to the Executive's Account. Such interest rate may be adjusted annually as the Board shall determine.

         Regardless of any provision contained herein, the Account shall equal the greater of the accrued balance including principal deposits and interest credited thereto or $100,000.

(d) Title to and beneficial ownership of any assets, whether cash or investments which the Bank may earmark to pay the contingent deferred compensation hereunder, shall at all times remain in the Bank and the Executive and his designated beneficiary shall not have any property interest whatsoever in any specific assets of the Bank.

5. The benefits to be paid as deferred compensation (unless they are forfeited by the occurrence of any of the events of forfeiture specified in paragraph 7, below) are as follows:

                         TERMINATION PRIOR TO RETIREMENT

(a) If the Executive's employment hereunder is terminated for any reason other than death and disability before the Executive shall have reached retirement, then the Executive shall receive the Account in 10 annual installments, said installments to be adjusted annually in accordance with paragraph 5(b). Notwithstanding the foregoing, if before reaching retirement the Executive should die, or if before reaching retirement the Executive should become disabled, then payments shall be made in the same manner and to the same extent as set forth in paragraph 5(e) and 5(f), respectively.

         RETIREMENT

(b) In the calendar year prior to reaching retirement, the Executive shall have the option either to receive the full value of the Account in one lump sum or to receive the Account in 10 annual installments in an amount equal to the fair market value of the assets in the Account as of such date. If the Executive fails to make a timely election, he will receive the Account in 10 annual installments in accordance with the provisions contained herein.

         Notwithstanding anything to the contrary, if the Executive chooses to receive annual payments the total amount payable to the Executive shall be appropriately increased or decreased as the case may be, but not more than semi-annually, to reflect the appreciation or depreciation in value and the net income or loss on the funds which remain invested in the Account.

         DEATH OR DISABILITY

(c) If the Executive's employment is terminated because of disability or death before any payments from the Account have been made, then the Bank shall pay in one lump sum an amount equal to the fair market value of the assets in the Account as of such date, to the Executive (in the event of his disability) or his designated beneficiary (in the event of his death).

         If the Executive is receiving payments and should die before a total of 10 annual payments are made by the Bank, then the remaining value of the Account shall be determined as of the date of the death and shall be paid as promptly as possible in one lump sum to the Executive's then designated beneficiary.

         If the Executive is receiving payments and should become disabled before a total of 10 annual payments are made by the Bank, then said payments shall continue and be adjusted until all payments have been made in accordance with paragraph 5(b).

         The beneficiary referred to in this paragraph may be designated or changed by the Executive (without the consent of any prior beneficiary) on a form provided by the Bank and delivered to the Bank before his death. If no such beneficiary shall have been designated, or if no designated beneficiary shall survive the Executive, the lump sum payable under paragraph 5(c) shall be payable to the Executive's estate.

         The Executive shall be deemed to have become disabled for purposes of paragraph 5(c) if said Executive is deemed disabled under the Bank's group long-term disability plan (if any) or if the Board shall find on the basis of medical evidence satisfactory to the Board that the Executive is totally disabled, mentally or physically, so as to be prevented from engaging in further employment by the Bank and that such disability will be permanent and continuous during the remainder of his life.

         UNFORESEEABLE EMERGENCY

(d) The Executive may request a distribution due to an Unforeseeable Emergency by submitting a written request to the Bank accompanied by evidence to demonstrate that the circumstances being experienced qualify as an Unforeseeable Emergency. The Bank shall have the authority to require such evidence as it deems necessary to determine if a distribution is warranted. If an application for a hardship distribution due to an Unforeseeable Emergency is approved, the distribution shall be limited to both the amount sufficient to meet the emergency and the Executive's accrued account balance. The allowable distribution shall be payable in a method determined by the Bank as soon as possible after approval of such distribution.

         An Executive who has commenced receiving benefits under the Plan may request acceleration of such payments in the event of an Unforeseeable Emergency. The Bank may permit accelerated payments to the extent such accelerated payment does not exceed the amount necessary to meet the emergency.

         An "Unforeseeable Emergency" means a severe financial hardship to the Executive resulting from a sudden and unexpected illness or accident of the Executive or of a dependent of the Executive, loss of the Executive's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Executive. The circumstances that constitute an "Unforeseeable Emergency" would depend upon the facts of each case, but, in any case, payment may not be made in the event that such hardship is or may be relieved (1) through reimbursement or compensation by insurance or otherwise, or (2) liquidation of the Executive's assets, to the extent that liquidation of such assets would not itself cause severe financial hardship. The need to send a Participant's child to college or the desire to purchase a home shall not be construed as an Unforeseeable Emergency.

6. The Installment payments to be made to the Executive under paragraphs 5(a) and 5(c) shall commence on the first day of the month next following the date of the termination of his employment. The installment payments to be made to the designated beneficiary under the provisions of paragraph 5 shall commence on a date to be selected by the Bank but within six months from the date of death of the Executive.

     Notwithstanding anything herein contained to the contrary, the Board shall have the right in its sole discretion to vary or adjust the manner and timing of installment distributions provided in this paragraph and may make such distributions in lump sums or over a shorter or longer period of time than 10 years as it may find appropriate, so long as such variation or adjustment does not impose a hardship upon the Executive or his designated beneficiary.

7. Nothing contained in this Agreement and no action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Executive, his designated beneficiary or any other person. Any funds which may be invested under the provisions of this Agreement shall continue for all purposes to be a part of the general funds of the Bank and no person other than the Bank shall by virtue of the provisions of this Agreement have any interest in such funds. To the extent that any person acquires a right to receive payments from the Bank under this agreement, such right shall be no greater than the right of any unsecured general creditor of the Bank.

8. Notwithstanding anything herein contained to the contrary, no payment of any unpaid installments of deferred compensation shall be made and all rights under the Agreement of the Executive, his designated beneficiary, executors of administrators, or any other person, to receive payments thereof shall be forfeited if the Executive shall engage in any activity or conduct which is illegal or, in the opinion of the Board, is inimical to the best interests of the Bank.

9. The right of the Executive or any other person to the payment of deferred compensation or other benefits under this Agreement shall not be assigned, transferred, pledged or encumbered except by will or by the laws of descent and distribution.

10. If the Board shall find that any person to whom any payment is payable under this Agreement is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Board to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Board may determine. Any such payment shall be a complete discharge of the liabilities of the Bank under this agreement.

11. Nothing contained herein shall be construed as conferring upon the Executive the right to continue in the employ of the Bank as an executive or in any other capacity.

12. Any deferred compensation payable under this Agreement shall not be deemed salary or other compensation to the Executive for the purpose of computing benefits to which he may be entitled under any pension plan or other arrangement of the Bank for the benefit of its employees.

13. The Board shall have full power and authority to interpret, construe, and administer this Agreement and the Board's interpretations and construction thereof, and actions thereunder, including any valuation of the Account, or the amount or recipient of the payment to be made therefrom, shall be binding and conclusive on all persons for all purposes. No member of the Board shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement unless attributable to his own willful misconduct or lack of good faith.

14. This agreement shall be binding upon and inure to the benefit of the Bank, its successors and assigns, and the Executive and his heirs, executors, administrators, and legal representatives.

15. This Agreement shall be construed in accordance with and governed by the law of the State of New Jersey.


IN WITNESS WHEREOF, the Bank has caused this Agreement to be executed by its duly authorized officers and Executive has hereunto set his hand and seal as of the date first above written.

                                                     SOMERSET VALLEY BANK

                                                     By  /s/John K. Kitchen
                                                         ------------------
                                                         John K. Kitchen
                                                         Chairman

ATTEST:
/s/Bedzaida Rodriguez
---------------------
Bedzaida Rodriguez
Assistant Secretary
                                                         /s/Keith B. McCarthy
                                                         ---------------------
                                                         Keith B. McCarthy